THOMSON REUTERS STREETEVENTS EDITED TRANSCRIPT ANF - Abercrombie & Fitch Co at Telsey Advisory Group Consumer Conference EVENT DATE/TIME: MARCH 22, 2016 / 12:10PM GMT THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2016 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

C O R P O R A T E P A R T I C I P A N T S Joanne Crevoiserat Abercrombie & Fitch Co. - EVP & CFO C O N F E R E N C E C A L L P A R T I C I P A N T S Dana Telsey Telsey Advisory Group - Analyst P R E S E N T A T I O N Dana Telsey - Telsey Advisory Group - Analyst To kick it off today, I'm very pleased to have with us for our first presentation Abercrombie & Fitch. When you talk about reinventing, Abercrombie & Fitch is a company that's reinventing itself with new innovative merchandise, new store remodels and delivering on a refreshed experience for customers both in stores and online. This transition certainly is continuing, but the signs that it's being recognized are definitely there with a return to positive comps in the fourth quarter for the first time since 2012, a higher average unit retail ticket price certainly translating into a higher gross margin and now continuing to enhance the communication strategy of each of the brand's positioning while working on the continued improvement at Hollister and accelerating the recovery at Abercrombie. To tell us more about the business enhancements at Abercrombie, I'm very pleased to have with us today Joanne Crevoiserat, EVP and CFO at Abercrombie and Brian Logan, SVP of Finance, who are both wearing Abercrombie merchandise. Thank you so much. Joanne Crevoiserat - Abercrombie & Fitch Co. - EVP & CFO Good morning, everyone and thanks, Dana, for that introduction and for noticing that I am representing the brand this morning. It's great to be here today. It's great to be back again with you for this conference. Before I start, I'd like to remind you that any forward-looking statements that I make today are subject to the Safe Harbor statement found in our SEC filings. Also, please refer to our news release issued on March 2 that is available on our website for a reconciliation of non-GAAP measures that I will be referencing in the presentation. I plan to give a brief recap of our results for 2015 followed by an update on our strategic initiatives and our outlook for 2016. And as Dana mentioned, in 2015, we capped a year of sequential comp improvement with a return to positive comp sales in the fourth quarter. This result, achieved against the backdrop of a challenging environment, underscores the significant progress we made across all of our strategic initiatives throughout the year and continues to validate that we are on the right course. I'm going to go into more detail on that progress in a moment, but first I will briefly recap the rest of our results for 2015. Continuing with sales, net sales for 2015 were down 6% versus last year with FX accounting for approximately $153 million, or 4% of the decline. And despite a 110 basis point headwind from FX, the gross margin rate was up slightly over last year, driven by lower average unit costs, coupled with higher average unit retail in the US as improvements in assortments and inventory management drove higher full-price selling and a reduction in promotional activity. Operating expenses deleveraged with the sales decline, but were slightly better than we expected coming into the year. Savings from our expense reduction efforts more than offset reinvestments in key areas to drive the business like DTC and omnichannel. All of this meant we delivered a 6% increase in operating income on a constant currency basis adjusting for the adverse affects from FX of approximately $63 million. As I mentioned a moment ago, 2015 was a year of tremendous change for us. We made significant progress across all six of our areas of strategic focus and the customer is clearly responding. Our six areas of strategic focus include being customer-centric, delivering compelling and differentiated 2 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2016 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. MARCH 22, 2016 / 12:10PM, ANF - Abercrombie & Fitch Co at Telsey Advisory Group Consumer Conference

assortments, defining clear positioning for our brands, optimizing our brand reach and channel performance, continuing to improve efficiency and reduce expense and assuring we are organized to succeed. During 2015, we made a number of changes to make the shopping experience to our customer easier, faster and more engaging. In stores, these changes included giving our store managers improved training and greater autonomy so they can be responsive to their customer. We also implemented a new incentive program to give our store and district managers a greater stake in the performance of their stores, as well as new tools that enable us to track how are customers responding to these changes. For example, we now have a post-purchase customer survey both in store and online that we are using to further improve the overall customer experience. This focus on the customer remains central to our strategy as we move forward. We are gaining traction, but in many respects we are still learning and have a long way to go. In the near term, we see an opportunity to build on our early successes by pushing these new programs deeper into the store organization, continuing to improve store-level tools and training and being responsive to the feedback we hear from our customer. We have also made changes to the environment inside our stores. This included the rollout of a new fully remodeled Hollister prototype store, which features a newly redesigned interior with an open floor plan, lighter colors, brighter lighting and new fixtures. These remodeled stores are performing very well with traffic and sales up double-digit relative to the control group. We plan to remodel about 60 additional Hollister stores this year as we roll out more broadly across the fleet. In addition, we are working to develop a prototype concept for the Abercrombie brand. On the digital side, our already strong direct-to-consumer and omnichannel business grew to 24% of sales for the year with growth in both US and international markets on a constant currency basis. We continue to enhance our mobile capabilities with improved site design and upgraded apps that include on-figure photography and customer reviews. And with mobile now accounting for the majority of online traffic and nearly 40% of online revenue, we plan to continue to invest in this space where our customers increasingly prefer to interact and shop with us. We also continue to make investments in omnichannel to better serve our customers in a seamless manner. Order in-store is now available in every US store and ship-from-store is enabled in over 600 US stores. We are also testing reserve-in-stores in six US markets. During the year, we expanded these capabilities internationally with click-and-collect and online returns to store in the UK. In 2016, we will continue to invest in these areas, including the further rollout of omnichannel capabilities outside the US. We also continue to find new and innovative ways to engage our customer working with our key social media partners. In 2015, Hollister became the first retailer to offer a custom sponsored lens with snapshot and our geo filters generated over 20 million impressions in the fourth quarter alone. In addition, Adweek ranked Hollister the number one and Abercrombie & Fitch the number four retailer on Instagram. We also piloted our Hollister Club Cali loyalty program in several markets across the country, which has proven to be successful in strengthening the customer's relationship with the brand and driving higher customer identification, retention and sales. As a result, a US rollout is planned in 2016. Our continued progress in connecting with our customers will be fueled by the launch of new brand positionings for both Abercrombie and Hollister. in an intensive effort over the past six months, we have mapped out the core beliefs and convictions that drive each brand. We are now working on communication strategies surrounding these brand positionings and expect that to roll out over the course of this year. We expect this to be a multifaceted effort that will incorporate -- be incorporated in our products, in the in-store and online experience and through our marketing. And it will not happen all at once, but we would expect you to see it gradually over time beginning in the back half of the year. And we remain highly focused on evolving the merchandise assortment. In addition to ensuring the design and product content reflects current trends, we are also focused on strengthening our product-facing teams with new leaders and improving core processes, striking the right balance between fashion relevance, quality and value, balancing our category offerings with a focus on continuing to improve the tops business and balancing our assortment between good, better and best pricing tiers. And also building tailored regional assortments while leveraging the scale of DTC. 3 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2016 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. MARCH 22, 2016 / 12:10PM, ANF - Abercrombie & Fitch Co at Telsey Advisory Group Consumer Conference

Our improved performance throughout the year shows that our customers are responding well to the work that we have done, particularly in the female tops business where we saw significant improvement. This was also evidence by our ability to drive higher average unit retails in the US and increase conversion rates across channels and geographies particularly in international where customers have also responded well to the price adjustments. We continue to be excited by the opportunity we see here and expect more improvement as we move forward. In 2016, we look forward to delivering fresh product developed by our new design leads over the course of the year. Another key element of our strategic focus is to increase our brand reach, and selective international expansion remains an important part of our plan. We continue to be pleased with the performance of our new stores. In 2015, we opened 15 international full-price stores, including six in China and four in the Middle East. Combined with a strong online business, Greater China is now our fourth largest market by sales volume. And for 2016, we plan to open 10 full-price stores primarily in China. In addition, we continue to grow our outlet business as we move toward the higher margin made-for-outlet model. In 2015, we opened nine new outlet stores and converted eight existing stores to MFO merchandise, which brought us to about 30 new or converted stores with made-for-outlet merchandise, mostly in the A&F brand. For 2016, we expect to open 10 new outlet stores primarily in the US. The pace at which we open new outlet stores will be measured as we respond to customer demand in this channel while ensuring the appropriate balance with our full-price stores. We also see opportunities to increase our brand reach through wholesale franchising and licensing. In 2015, we grew our wholesale business with ASOS and next to $10 million, opened our first three franchise stores, all in Mexico, and we sold Fierce fragrance in Sephora stores and select duty-free shops through our licensing arrangements with Inter Parfums. As we move forward, we will look for new opportunities to expand our brand reach through new or existing relationships, including the release of new perfumes and fragrance-related products created by Inter Parfums under the Abercrombie & Fitch and Hollister brand name. Meanwhile, we continue to optimize our US store footprint with 55 closures during 2015. We have proactively closed approximately 340 stores or about a third of the fleet over the past six years to ensure that we are properly positioned to respond to dramatic shifts in how our customer chooses to shop. In 2016, we anticipate closing approximately 60 additional stores in the US through natural lease expiration. Importantly, we retain significant flexibility with over 50% of our leases in the US expiring over the next two fiscal years. Turning to cost management, continuous profit improvement has become a mindset embedded in the organization. During the year, we implemented a large number of initiatives that generated meaningful savings, building upon our initial and highly successful profit improvement initiative, which generated $250 million in annual savings. Going forward, this initiative continues with a strong focus on driving productivity and efficiency across all areas of the business, which will allow us to reinvest in areas to support our growth. From a capital allocation standpoint, our philosophy remains to be highly disciplined in allocating capital to where it will derive the greatest return on a risk-adjusted basis. For 2016, we are targeting capital expenditure in the range of $150 million to $175 million, which includes approximately $70 million for new stores and store updates and continued significant investment of approximately $70 million in DTC, omnichannel and IT to support growth and profit improvement initiatives. And finally, with regard to being organized to win, during the year, we completed our transition to a branded structure and strengthened our teams by hiring talented and experienced new leaders across many areas of the Company and appointing internal associates to new roles of leadership. In 2016, we will continue building on the leadership talent for both brands with the appointment of brand presidents. We are also focused on driving higher engagement from our teams who are energized and passionate about our future. Turning to our outlook for 2016, we expect flat to slightly positive comp sales. We expect continued headwinds from foreign currency on sales and expect this along with a temporary closure of Hollister stores for remodel to have a disproportionate adverse impact on the second quarter. We expect the gross margin rate approximately flat to last year on last year's adjusted non-GAAP rate of 61.9%, but up on a constant currency basis. The average unit cost is expected to be up modestly in the first half and down in the second half of the year, which will mean somewhat stronger year-over-year gross margin rate performance in the second half of the year relative to the first half. 4 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2016 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. MARCH 22, 2016 / 12:10PM, ANF - Abercrombie & Fitch Co at Telsey Advisory Group Consumer Conference

We expect slight leverage in operating expense relative to last year's adjusted non-GAAP rate of 58.3%, but with some deleverage in the second quarter related to the timing of marketing and other strategic investment. We expect operating income growth over last year on an adjusted non-GAAP basis more than offsetting the expected adverse impact from FX. We also expect an effective tax rate in the mid to upper 30%s and a weighted average diluted share count of approximately 68 million shares, excluding the effect from potential share buybacks. So this brings us to the end of our prepared remarks this morning. During 2015, we accomplished a lot as we continued to lay the foundation for future growth and profitability. As we look to 2016, there is much work ahead of us. While we expect the environment to remain challenging, we are encouraged by our progress and believe that the many changes we are making will allow us to realize the full potential of our brands. I appreciate your interest in our progress and we will be happy to take any questions you have at the breakout session scheduled to start in a few minutes. Thank you. Dana Telsey - Telsey Advisory Group - Analyst (inaudible - microphone inaccessible). D I S C L A I M E R Thomson Reuters reserves the right to make changes to documents, content, or other information on this web site without obligation to notify any person of such changes. In the conference calls upon which Event Transcripts are based, companies may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward-looking statement based on a number of important factors and risks, which are more specifically identified in the companies' most recent SEC filings. Although the companies may indicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and, therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized. THE INFORMATION CONTAINED IN EVENT TRANSCRIPTS IS A TEXTUAL REPRESENTATION OF THE APPLICABLE COMPANY'S CONFERENCE CALL AND WHILE EFFORTS ARE MADE TO PROVIDE AN ACCURATE TRANSCRIPTION, THERE MAY BE MATERIAL ERRORS, OMISSIONS, OR INACCURACIES IN THE REPORTING OF THE SUBSTANCE OF THE CONFERENCE CALLS. IN NO WAY DOES THOMSON REUTERS OR THE APPLICABLE COMPANY ASSUME ANY RESPONSIBILITY FOR ANY INVESTMENT OR OTHER DECISIONS MADE BASED UPON THE INFORMATION PROVIDED ON THIS WEB SITE OR IN ANY EVENT TRANSCRIPT. USERS ARE ADVISED TO REVIEW THE APPLICABLE COMPANY'S CONFERENCE CALL ITSELF AND THE APPLICABLE COMPANY'S SEC FILINGS BEFORE MAKING ANY INVESTMENT OR OTHER DECISIONS. ©2016, Thomson Reuters. All Rights Reserved. 5933922-2016-03-23T12:24:08.960 5 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2016 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. MARCH 22, 2016 / 12:10PM, ANF - Abercrombie & Fitch Co at Telsey Advisory Group Consumer Conference